File Nos. 2-98772
811-04347
AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON DECEMBER 31, 2008

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 131	☑

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 165	☑
GMO TRUST
(Exact Name of Registrant as Specified in Charter)
40 Rowes Wharf, Boston, Massachusetts 02110
(Address of principal executive offices)
617-330-7500
(Registrant’s telephone number, including area code)
with a copy to:

J.B. Kittredge, Esq. GMO Trust 40 Rowes Wharf Boston, Massachusetts 02110	Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110
(Name and address of agents for service)
It is proposed that this filing will become effective:
☐	Immediately upon filing pursuant to paragraph (b), or

☐	60 days after filing pursuant to paragraph (a)(1), or

☐	On , pursuant to paragraph (b), or

☑	75 days after filing pursuant to paragraph (a)(2), of Rule 485.

This filing relates solely to GMO U.S. Treasury Fund. No information contained herein is intended to amend or supersede any prior filing relating to any other series of the Registrant.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	December 31, 2008
GMO Trust
Prospectus
[•], 2009
■ GMO U.S. Treasury Fund

■ Information about other funds offered by GMO Trust is contained in separate prospectuses.

■ Shares of the Fund described in this Prospectus may not be available for purchase in all states. This Prospectus does not offer shares in any state where they may not lawfully be offered.
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf • Boston, Massachusetts 02110
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

GMO U.S. TREASURY FUND

Fund Codes
Ticker	Symbol	CUSIP
—	—	[ ]
     This summary is not all-inclusive, and the GMO U.S. Treasury Fund (the “Fund”) may make investments, employ strategies, and be exposed to risks that are not described in this summary. More information about the Fund’s investments and strategies is contained in the Fund’s Statement of Additional Information (“SAI”). Except for policies identified in this Prospectus or the SAI as “fundamental,” the Board of Trustees (the “Trustees”) of GMO Trust (the “Trust”) may change the Fund’s investment objective or policies without shareholder approval. The Fund is a series of the Trust and the Fund’s investment manager is Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) (see “Management of the Fund” for a description of the Manager). The Fund, by itself, is not intended to provide a complete investment program, and an investment in the Fund should only be considered as part of a diversified portfolio that includes other investments.
     Other funds managed by GMO (the “GMO Funds”) may invest in the Fund in order to achieve exposure to U.S. Treasury securities, to invest cash held by those GMO Funds and/or to generate a return similar to yields on U.S. Treasury securities for those GMO Funds.
Investment objective
     Liquidity and safety of principal with current income as a secondary objective.
Principal investment strategies
     The Fund seeks to achieve its investment objective by investing primarily in U.S. Treasury securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations (the “Name Policy”) (see “Name Policy” below for more information). “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds, and notes and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government as well as repurchase agreements relating to the foregoing.
     As a principal investment strategy the Fund may enter into repurchase agreements, under which the Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from the Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement is dependent upon the Fund having an interest in the security that can be realized in the event of the insolvency of the counterparty.
     In addition to Direct U.S. Treasury Obligations, the Fund may also invest in other fixed-income securities that are also backed by the full faith and credit of the U.S. government, such as

1

guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC). The Fund may also invest in unaffiliated money market funds.
     The Fund normally invests in Direct U.S. Treasury Obligations and other fixed-income securities backed by the full faith and credit of the U.S. government with a stated or remaining maturity of one year or less. This may not be true of Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements, and, therefore, if there is a default by the counterparty to the repurchase agreement the Fund may own a security with a stated or remaining maturity of greater than one year.
     Although the Fund primarily invests in short-term obligations, it will not operate as a money market fund and is not required to comply with the duration, quality, diversification and other requirements applicable to money market funds. In addition, the Manager normally seeks to maintain a duration of one year or less for the Fund’s portfolio. The Manager determines the Fund’s dollar-weighted average portfolio duration by aggregating the durations of the Fund’s individual holdings and weighting each holding based on its market value.
     In selecting U.S. Treasury securities for the Fund’s portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes, or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions.
     Unless otherwise specified in this Prospectus or the SAI, the Manager is not obligated to and generally will not consider tax consequences when seeking to achieve the Fund’s investment objective (e.g., the Fund may engage in transactions that are not tax efficient for shareholders subject to U.S. federal income tax). Portfolio turnover is not a principal consideration when the Manager makes investment decisions for the Fund. Based on its assessment of market conditions and the liquidity needs of the Fund’s shareholders, the Manager may trade the Fund’s investments more frequently at some times than at others. High turnover rates may adversely affect the Fund’s performance by generating additional expenses and may result in additional taxable income for its shareholders.
Benchmark
     The Fund’s benchmark is the Citigroup 3-Month Treasury Bill Index, which is an unmanaged index of three-month U.S. Treasury bills.
Principal risks of investing in the Fund
     The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. For a more complete discussion of these risks, see “Description of Principal Risks.”
•	Market Risk—Fixed Income Securities — Typically, the value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates and may approach zero during certain market conditions.
•	Liquidity Risk — The Fund’s ability to sell fixed income securities may be limited or non-existent due to low trading volume, lack of a market, or legal restrictions.

2

•	Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security (such as a U.S. Treasury security), the counterparty to a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations.
     Other principal risks of an investment in the Fund include Management Risk (the risk that the Manager may not achieve the Fund’s investment objective), Market Disruption and Geopolitical Risk (the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally), and Large Shareholder Risk (the risk that large shareholders (e.g., institutional investors or other GMO Funds) will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Performance
     The Fund has not commenced operations as of the date of this Prospectus, and therefore no performance information is available for the Fund.
Fees and expenses
     The table below shows, for each class of shares, the expected cost of investing in the Fund.

Shareholder fees (fees paid directly from your investment)

Annual Fund operating expenses (expenses that are paid from Fund assets as a percentage of average daily net assets)

Management fee	[0.08]	%

Other expenses	[0.04]	%[1,2]

Total annual operating expenses	[0.12]	%[1]

Expense reimbursement/waiver	[0.04]	%[1,3]

Net annual expenses	[0.08]	%

[1]	The amounts indicated above represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year.

[2]	[“Other expenses” reflect the aggregate of estimated direct expenses associated with an investment in the Fund and the estimated indirect net expenses associated with the Fund’s investment in certain other pooled investment vehicles (the “underlying funds”). Amount does not include expenses associated with investments in the securities of unaffiliated issuers unless such issuers hold themselves out to be investment companies. Net fees and expenses of underlying funds are estimated to be less than 0.01%.]

[3]	[The Manager has contractually agreed to reimburse the Fund through at least June 30, 2010 to the extent the Fund’s total annual operating expenses (excluding investment-related costs, and other expenses described on page 8 of this Prospectus (collectively, “Excluded Fund Fees and Expenses”)) exceed 0.08% of the Fund’s average daily net assets.]

3

Example
     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

	1 Year*		3 Years
GMO U.S. Treasury Fund	$	[8]	$	[35]
* After reimbursement
DESCRIPTION OF PRINCIPAL RISKS
     Investing in mutual funds involves risk, including the risk that the Manager’s strategies and techniques will fail to produce the desired results (see “Management of the Fund” for a description of the Manager and “Management Risk” below for a more detailed discussion of this risk). The Fund is subject to risks based on the types of investments in its portfolio and the investment strategies it employs. Factors that may affect the Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund may change over time. The SAI includes more information about the Fund and its investments. You should keep in mind that an investment in the Fund is not a bank deposit and therefore is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. By itself, the Fund does not constitute a complete investment program.
     • MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable changes in the value of the securities owned by the Fund. General market risks associated with investments in fixed income securities include the following:
     Fixed Income Securities. A principal risk of the Fund’s investments in U.S. Treasury and other U.S. government fixed income securities (including bonds, notes, and bills) is that the value of those securities typically changes as interest rates fluctuate. This kind of market risk, also called “interest rate risk,” is generally greater for funds investing in fixed income securities with longer durations, although it is present, but to a lesser extent, in the Fund. During certain market conditions where interest rates on short term U.S. Treasury obligations equal or approach zero, the yield on those securities purchased by the Fund could be zero or even negative, resulting in negative returns for the Fund.
     Interest rate risk relates to changes in a security’s value as a result of changes in interest rates. The value of fixed-rate securities generally falls when interest rates rise, since prospective interest payments exceed current payments; the opposite is true when interest rates fall, since current investments have locked in a higher interest rate. The extent to which a security’s value moves with interest rates is referred to as interest-rate duration, which can be measured mathematically or empirically. Longer-maturity investments generally have longer durations, as the investment’s fixed rate is locked in for longer. Floating-rate or adjustable-rate securities, however, generally have short interest rate durations, since their interest rates are not fixed but rather float up and down with the level of prevailing interest rates.

4

     In addition, the value of inflation indexed bonds is expected to change in response to changes in real interest rates. Their value typically will decline during periods of rising real interest rates, and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the value of inflation indexed bonds may decline more than the values of non-inflation indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Moreover, if the index measuring inflation falls, the principal value of inflation indexed bond investments will be adjusted downward, and, consequently, the interest payable on these investments (calculated with respect to a smaller principal amount) will be reduced. The interest payments on these investments cannot be known with certainty. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, however, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
     The Fund also may invest in fixed income securities paying no interest, such as zero coupon, principal-only and interest-only securities, and, to the extent it makes such investments, the Fund will be exposed to additional market risk.
     • LIQUIDITY RISK. The Fund is exposed to liquidity risk when low trading volume, lack of a market maker, a large position, or legal restrictions limit the Fund’s ability to sell particular securities at an advantageous price. Although Treasury securities have historically been among the most liquid fixed income investments, there can be no assurance that the market will not become less liquid in the future.
     • CREDIT AND COUNTERPARTY RISK. This is the risk that the issuer or guarantor of a fixed income security (such as a U.S. Treasury security), the counterparty to a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations.
     Credit risk for fixed income securities is the risk that the issuer will be unable to make scheduled contractual payments of principal and interest. The value of the Fund’s investments can decline as a result of an issuer’s defaulting in its payment obligations or the market’s expectation of a default. The Fund is subject to the risk that the issuers of the fixed income securities in which it invests will have their credit ratings downgraded. Although the Fund invests primarily in fixed income securities that are backed by the full faith and credit of the U.S. government, the Fund is still subject to some credit risk.
     In addition, the Fund is exposed to counterparty risk because it uses repurchase agreements in implementing its investment program. It also is exposed to counterparty risk to the extent it lends its portfolio securities. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights. Repurchase agreements entered into by the Fund must be collateralized, but counterparty risk may be more pronounced if the Fund’s interest in collateral is not perfected or the instrument is not regularly marked-to-market. In addition, the Fund could be delayed in recovering the collateral or may suffer a loss if the Fund sells the collateral for less than the repurchase price. Typically, the Fund will only enter into repurchase agreements with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or

5

higher by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) (or have comparable credit ratings as determined by the Manager). Repurchase agreements may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s.
     • MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Manager uses proprietary investment techniques and risk analyses in making investment decisions for the Fund, but there can be no assurance that the Manager will achieve the desired results. The Fund may buy securities not included in its benchmark, hold securities in very different proportions than its benchmark, and/or engage in other strategies that cause its performance to differ from that of its benchmark. In those cases, the Fund’s performance will depend on the ability of the Manager to choose securities that perform better than securities that are included in the benchmark and/or to utilize those other strategies in a way that adds value relative to the benchmark.
     • MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical events may disrupt securities markets and adversely affect global economies and markets generally. The wars in Iraq and Afghanistan have had a substantial effect on economies and securities markets in the U.S. and worldwide. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks of September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar future events are possible. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. At such times, the Fund’s exposure to the risks described elsewhere in this section, including market risk, liquidity risk, and credit and counterparty risk, can increase.
     The value of the Fund’s investments may be adversely affected by acts of terrorism and other changes in foreign and domestic economic and political conditions. In addition, market disruptions might prevent the Fund from implementing its investment program for a period of time. The current global economic crisis, for example, may strain the U.S. Treasury’s ability to satisfy its obligations.
     • LARGE SHAREHOLDER RISK. To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors or other GMO Funds), the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts and/or on a frequent basis. In fact, a substantial percentage of the Fund will be held by separate accounts managed by the Manager for its clients and/or GMO Funds. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) the Fund. These transactions will affect the Fund, since the Fund may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. This risk will be particularly pronounced if one shareholder owns a substantial portion of the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments or invest cash at times when it would not otherwise do so. These transactions also may accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carry forwards to offset future net realized gains and may limit or prevent the Fund’s ability to use tax equalization.

6

MANAGEMENT OF THE FUND
     GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the Fund and other GMO Funds. GMO is a private company, founded in 1977. As of December 31, 2008, GMO managed on a worldwide basis more than $[] billion for the GMO Funds and institutional investors such as pension plans, endowments, and foundations.
     Subject to the approval of the Trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management and shareholder services to the Fund, the Manager administers the Fund’s business affairs.
     The Manager receives a management fee from the Fund as compensation for services rendered to the Fund. The Fund will commence operations on or following the date of this Prospectus, and, therefore, the Fund has not yet paid the Manager a management fee. However, once the Fund commences operations, it will pay to the Manager a management fee at the annual rate of [0.08]% of the Fund’s average daily net assets.
     A discussion of the basis for the Trustees’ approval of the Fund’s initial investment management contract will be included in the Fund’s initial shareholder report.
     GMO’s Fixed Income Division is responsible for day-to-day investment management of the Fund. The Division’s investment professionals work collaboratively to manage the Fund’s portfolio, and no one person is primarily responsible for day-to-day investment management of the Fund.
     William Nemerever and Thomas Cooper are the senior members and co-directors of the Fixed Income Division. Each has been a senior member of the Division since 1993. As senior members and co-directors, Mr. Nemerever and Mr. Cooper jointly allocate responsibility for portions of the Fund’s portfolio to members of the Division, oversee the implementation of trades, review the overall composition of the portfolio, including compliance with its stated investment objective and strategies, and monitor cash.
     Mr. Nemerever and Mr. Cooper have been jointly responsible for overseeing the portfolio management of GMO’s global fixed income portfolios since 1993. In general, Mr. Nemerever focuses on investment strategy, while Mr. Cooper focuses on instrument selection.
     The SAI contains other information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of the Fund.
Custodian, Transfer Agent, and Fund Accounting Agent
     State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s custodian, transfer agent, and fund accounting agent.

7

Expense Reimbursement
     [As more fully described in the Fund’s “Annual Fund operating expenses” table under the caption “Fees and expenses”, the Manager has contractually agreed to reimburse the Fund for a portion of its expenses through at least June 30, 2010. As used in this Prospectus, “Excluded Fund Fees and Expenses” means fees and expenses of the independent Trustees of the Trust, fees and expenses for legal services not approved by the Manager for the Trust, compensation and expenses of the Trust’s Chief Compliance Officer (excluding any employee benefits), brokerage commissions, securities-lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).]
DETERMINATION OF NET ASSET VALUE
     The net asset value or “NAV” of each class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. The Fund’s NAV per share for a class of shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of Fund shares outstanding for that class. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund will not be valued (and accordingly transactions in shares of the Fund will not be processed) on days when the U.S. bond markets are closed. The Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund.
     The value of the Fund’s investments is generally determined as follows:
Exchange listed securities
•	Last sale price or

•	Official closing price or

•	Most recent bid price (if no reported sale or official closing price) or

•	Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and their intended disposition
Unlisted securities (if market quotations are readily available)
•	Most recent quoted bid price
Certain debt obligations (if less than sixty days remain until maturity)
•	Amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired)

8

All other fixed income securities and options on those securities (except for options written by the Fund) (includes bonds, loans, structured notes)
•	Most recent bid supplied by a primary pricing source chosen by the Manager
Shares of other open-end registered investment companies
•	NAV at the time of valuation of shares of the investing Fund
“Fair Value” Pricing
     For all other assets and securities, and in cases where market prices are not readily available or circumstances render an existing methodology or procedure unreliable, the Fund’s investments will be valued at “fair value,” as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.
     With respect to the Fund’s use of “fair value” pricing, you should note the following:
▶	In certain circumstances, a portion of the Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Some of the factors that may be considered in determining “fair value” are the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time that the Fund’s net asset value is calculated, and other news events. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the subjective and variable nature of fair value pricing, the value determined for a particular security may be materially different than the value realized upon its sale.
     The Manager evaluates primary pricing sources from time to time, and may change any pricing source at any time. However, the Manager does not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (e.g., by taking a price supplied from another) when the Manager believes that the price supplied is not reliable. Certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold, and the differences could be material to the Fund.
NAME POLICY
     The Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with the Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes.

9

DISCLOSURE OF PORTFOLIO HOLDINGS
     The Fund has established a policy with respect to disclosure of its portfolio holdings. That policy is described in the SAI. The largest fifteen portfolio holdings of certain GMO Funds are posted monthly on GMO’s website and are available to shareholders without a confidentiality agreement. Additional information regarding the Fund’s portfolio holdings as of each month’s end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website approximately five days after month end. Periodically, in response to heightened market interest in specific issuers, the Fund’s holdings in one or more issuers may be made available on a more frequent basis to shareholders of the Trust, potential shareholders, and their consultants or agents through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates.
     To access this information on GMO’s website (http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents must contact GMO to obtain a password and user name (to the extent they do not already have them) and enter into a confidentiality agreement with GMO and the Trust that permits the information to be used only for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates. Beneficial owners of shares of the Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund’s portfolio holdings.
     The Fund or GMO may suspend the posting of portfolio holdings, and the Fund may modify the disclosure policy, without notice to shareholders. Once posted, the Fund’s portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.
HOW TO PURCHASE SHARES
     Under ordinary circumstances, you may purchase the Fund’s shares directly from the Trust when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund’s behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request unless a completed GMO Trust Application, and an IRS Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for foreign shareholders) with a correct taxpayer identification number (if required), is on file with GMO. Please consult your tax advisor to ensure all tax forms provided to the Trust are completed properly and in good order.
     Purchase Policies. You must submit a purchase request in good order to avoid having it rejected by the Trust or its agent. In general, a purchase request is in good order if it includes:
•	The name and/or CUSIP number of the Fund being purchased;

•	The U.S. dollar amount of the shares to be purchased;

10

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

•	The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application; and

•	Payment in full (by check, wire, or, when approved, securities) received by an agent of the Trust by 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.
▶ If payment is not received prior to the close of regular trading on the intended purchase date, the request may be rejected unless prior arrangements have been approved by GMO for later payment.
     All investments are made at the net asset value per share next determined after a purchase request in good order is received by the Fund. In other words, if the purchase request is received in good order by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day. If the good order purchase request is received after the close of regular trading on the NYSE, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day that the NYSE and the U.S. bond markets are open. Good order purchase requests that are received on days when the U.S. bond markets are closed will be processed at the price determined as of the close of the following business day.
     To help the government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by you in your GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.
     The Trust and its agents reserve the right to reject any purchase order. In addition, without notice, the Fund in its sole discretion may temporarily or permanently suspend sales of its shares to new investors and, in some circumstances, existing shareholders.
     There is no minimum initial or subsequent investment required for this Fund.
     Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of the Fund after the close of regular trading on the NYSE (the “Cut-off Time”) and receive the current day’s price if the following conditions are met: (i) the Top Fund received a purchase request prior to the Cut-off Time on that day; and (ii) the purchases by the Top Funds of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.
     Submitting Your Purchase Order Form. Completed purchase order forms can be submitted by mail or by facsimile or other form of communication pre-approved by Shareholder Services to the Trust at:

11

GMO Trust
c/o Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf
Boston, Massachusetts 02110
Facsimile: 1-617-439-4192
Attention: Shareholder Services
     Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm good order receipt and acceptance of your purchase order form. Do not send cash, checks, or securities directly to the Trust. Purchase requests submitted by mail are “received” by the Trust when actually delivered to the Trust or its agent. Purchase requests delivered by facsimile are “received” by the Trust when such facsimile is actually received by the Trust or its agent.
     Funding Your Investment. You may purchase shares:
•	with cash (via wire transfer or check)
▶	By wire. Instruct your bank to wire the amount of your investment to:
State Street Bank and Trust Company, Boston, Massachusetts
ABA#: 011000028
Attn: Transfer Agent
Credit: GMO Deposit Account 00330902
Further credit: GMO U.S. Treasury Fund/Account name and number
▶	By check. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service:	By Overnight Courier:
State Street Bank and Trust Company	State Street Bank and Trust Company
Transfer Agency/GMO	Attn: Transfer Agency/GMO
P.O. Box 642	200 Clarendon Street
Mail Code JHT2920	29th Floor-Mail Code JHT2920
Boston, MA 02117-0642	Boston, MA 02116
•	in exchange for securities acceptable to the Manager
▶	securities must be approved by the Manager prior to transfer to the Fund
▶	securities will be valued as set forth under “Determination of Net Asset Value”
•	by a combination of cash and securities

12

     Frequent Trading Activity. The Trustees have adopted procedures designed to detect and prevent frequent trading activity that is harmful to certain other GMO Funds and their shareholders. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of such Funds, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to such Funds and their shareholders. Notwithstanding the foregoing, these policies and procedures do not limit frequent trading of the Fund.
HOW TO REDEEM SHARES
     Under ordinary circumstances, you may redeem the Fund’s shares when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be initiated through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust may take up to seven days to remit proceeds.
     Redemption Policies. You must submit a redemption request in good order to avoid having it rejected by the Trust or its agent. In general, a redemption request is in good order if it includes:
•	The name and/or CUSIP number of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed;

•	The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on that date);

•	The name and/or the account number set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list; and

•	Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.
     If the redemption request is received in good order by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. If the good order redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day that the U.S. bond markets are open unless an authorized person on the account has instructed GMO Shareholder Services in writing to defer the redemption to another day. Redemption requests that are received on days when the U.S. bond markets are closed will

13

be processed at the price determined as of the close of the following business day. If you have instructed GMO Shareholder Services to defer the redemption to another day, an authorized person on the account may revoke your redemption request in writing at any time prior to 4:00 p.m. Eastern time on the redemption date. In the event of a disaster affecting Boston, Massachusetts, please contact GMO to confirm good order receipt of your redemption request.
     Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address will result in a delay in processing a redemption request, delay in remittance of redemption proceeds, or a rejection of the redemption request.
     If the Manager determines, in its sole discretion, that a redemption payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders, the Fund may pay the redemption proceeds in whole or in part with securities held by the Fund instead of cash.
     If a redemption is paid in cash:
•	payment generally will be made by means of federal funds transfer to the bank account designated in a recordable format by an authorized signatory in the GMO Trust Application to purchase the Fund shares being redeemed
▶	designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in writing by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form
•	upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).
     If a redemption is paid with securities, it is important for you to note:
•	securities used to redeem Fund shares will be valued as set forth under “Determination of Net Asset Value”

•	securities distributed by the Fund will be selected by the Manager in light of the Fund’s objective and may not represent a pro rata distribution of each security held in the Fund’s portfolio

•	you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

•	in-kind redemptions generally are treated by shareholders for tax purposes the same as redemptions paid in cash

•	in-kind redemptions will be transferred and delivered by the Trust as directed in writing by an authorized person.
     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

14

•	if the NYSE or the U.S. bond markets are closed on days other than weekends or holidays

•	during periods when trading on the NYSE is restricted

•	during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

•	during any other period permitted by the Securities and Exchange Commission for your protection.
     Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the right to redeem Fund shares held by a shareholder unilaterally at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or a class held by the shareholder exceed a percentage of the outstanding shares of the Fund or a class determined from time to time by the Trustees. The Trustees have authorized GMO in its sole discretion to redeem shares held by certain shareholders to prevent the shareholder from becoming an affiliated person of the Fund.
     Top Funds may redeem shares of the Fund after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Fund is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.
     Submitting Your Redemption Request. Redemption requests can be submitted by mail or by facsimile to the Trust at the address/facsimile number set forth under “How to Purchase Shares - Submitting Your Purchase Order Form.” Redemption requests submitted by mail are “received” by the Trust when actually delivered to the Trust or its agent. Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm good order receipt and acceptance of redemption requests.

15

DISTRIBUTIONS AND TAXES
     [The Fund’s policy is to declare and pay distributions of its net income, if any, semi-annually. The Fund also intends to distribute net gains, whether from the sale of securities held by the Fund for not more than one year (i.e., net short-term capital gains) or from the sale of securities held by the Fund for more than one year (i.e., net long-term capital gains), if any, at least annually. In addition, the Fund may, from time to time and at its discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by the Fund. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.
     All dividends and/or distributions are reinvested in additional shares of the Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application or by writing to the Trust.
     The following is a general summary of the principal U.S. federal income tax consequences to shareholders investing in the Fund. The Fund’s shareholders may include certain other GMO Funds. The summary below does not address tax consequences to shareholders of those other GMO Funds. Shareholders of those other GMO Funds should refer to the prospectuses or private placement memoranda (as applicable) and statements of additional information for those Funds for a summary of the tax consequences applicable to them.
•	The Fund is treated as a separate taxable entity for U.S. federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

•	For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less are taxable to shareholders as ordinary income.

•	If the Fund realizes capital losses in excess of capital gains for any taxable year, these excess losses will carry over and offset capital gains realized in succeeding taxable years until either (a) the end of the eighth succeeding taxable year or (b) such losses have been fully utilized to offset realized capital gains, whichever comes first. The Fund’s ability to utilize these losses in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund.

•	For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to most individuals have been reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.

16

•	Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under the U.S. federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

•	Distributions by the Fund are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the NAV the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held by the shareholder.

•	The Fund’s investments in certain types of securities and other assets, including debt obligations issued or purchased at a discount, may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by those investments. These investments, therefore, may affect the timing, character, and/or amount of the Fund’s distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so to satisfy the distribution requirements that apply to entities treated as regulated investment companies for U.S. federal income tax purposes.

•	The Fund’s participation in repurchase agreements or investments in other investment companies may affect the amount, timing, and/or character of distributions to shareholders. See “Taxes” in the SAI for more information about the tax consequences of these investments.
     The above is a general summary of the principal U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). See “Taxes” in the SAI for more information, including a summary of certain tax consequences of investing in the Fund for non-U.S. shareholders.]

17

GMO TRUST
ADDITIONAL INFORMATION
     The Fund’s annual and semi-annual reports to shareholders (when available) will contain additional information about the Fund’s investments. The Fund’s annual report (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its initial fiscal year. The Fund’s annual and semi-annual reports (when available) will be, and the Fund’s SAI is, available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect at 1-617-346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.
     You can review and copy the Prospectus, SAI, and reports (when available) at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.
     Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110.
SHAREHOLDER INQUIRIES
Shareholders may request additional
information from and direct inquiries to:
Shareholder Services at
Grantham, Mayo, Van Otterloo & Co. LLC
40 Rowes Wharf
Boston, MA 02110
1-617-346-7646 (call collect)
1-617-439-4192 (fax)
SHS@GMO.com
website: http://www.gmo.com
DISTRIBUTOR
Funds Distributor, LLC
10 High Street
Boston, Massachusetts 02110
Investment Company Act File No. 811-04347

18

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION	SUBJECT TO COMPLETION	December 31, 2008
GMO TRUST
GMO U.S. Treasury Fund
STATEMENT OF ADDITIONAL INFORMATION
[•], 2009
This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus of GMO U.S. Treasury Fund (the “Fund”) dated [•], 2009, as amended from time to time thereafter (the “Prospectus”), and should be read in conjunction therewith. Information from the Prospectus is and (when available) information from the annual report to shareholders of the Fund will be incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of the Fund (when available) may be obtained free of charge from GMO Trust (the “Trust”), 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

-i-

The GMO U.S. Treasury Fund is a series of GMO Trust. The Trust is a “series investment company” that consists of separate series of investment portfolios (the “Series”), each of which is represented by a separate series of shares of beneficial interest. Each Series’ manager is Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). Shares of the other Series of the Trust are offered pursuant to separate prospectuses or private placement memoranda and statements of additional information.
INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.
FUND INVESTMENTS
The list below indicates the types of investments that the Fund is generally permitted (but not required) to make. The Fund may, however, make other types of investments provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. Accordingly, the following list indicates the types of investments that the Fund is directly or indirectly permitted to make.
•	Repurchase Agreements

•	Debt and Other Fixed Income Securities

•	Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[1]

•	Cash and Other High Quality Investments

•	U.S. Government Securities

•	Illiquid Securities

•	Investments in Other Investment Companies or Other Pooled Investments

1	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Fund may engage and the risks associated with their use. ANY REFERENCES TO INVESTMENTS MADE BY THE FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND. Please refer to “Fund Summary” and “Description of Principal Risks” in the Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which the Fund may engage either directly or indirectly.

Portfolio Turnover
Based on the “Manager’s assessment of market conditions, the Manager may trade the Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of capital gains or other types of income that are taxable when distributed to shareholders of the Fund unless those shareholders are themselves exempt. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. High turnover rates may adversely affect the Fund’s performance by generating additional expenses and may result in additional taxable income for its shareholders. See “Distributions and Taxes” in the Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
Diversified Portfolio
The Fund is a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and as such is required to satisfy the requirements for “diversified” funds, which require that at least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of a fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer. The Fund must meet certain diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).
Repurchase Agreements
As a principal investment strategy, the Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (in the case of the Fund, usually a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement.
Typically, the Fund will only enter into repurchase agreements with counterparties or their guarantors that, at the time they enter into a transaction, have long-term debt ratings of A or higher by Moody’s or S&P (or have comparable credit ratings as determined by the Manager). Repurchase agreements may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of A-1 by S&P and/or a comparable rating by Moody’s. See “Appendix A—Commercial Paper and Corporate Debt Ratings” for an explanation of short-term debt ratings. For more information on the Fund, please see “Fund Summary – Principal Investment Strategies” in the Fund’s Prospectus.
Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a fund that invests in fixed income securities cannot be predicted with certainty. The future income of a fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Fund’s investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Different kinds of U.S. government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
The Fund will invest primarily in direct obligations of the U.S. Treasury, such as bonds, notes, and bills and other securities issued by the U.S. Treasury, such as Separately Traded Registered Interest and Principal Securities (STRIPS) and other zero-coupon securities, that are backed by the full faith and credit of the U.S. government. In addition to Direct U.S. Treasury Obligations, the Fund may also invest in other fixed-income securities that are also backed by the full faith and credit of the U.S. government, such as guaranteed securities issued by the Government National Mortgage Association (GNMA) and the Federal Deposit Insurance Corporation (FDIC).
As with other fixed income securities, U.S. government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities. During certain market conditions where interest rates on short term U.S. Treasury obligations equal or approach zero, the yield on those securities purchased by the Fund could be zero or even negative, resulting in negative returns on those securities.
In addition to investing directly in U.S. government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.
Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, the Fund may invest in shares of both open- and closed-end investment companies (including money market funds and exchange-traded funds (“ETFs”)). Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. The Fund also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Fund, which may not be changed without shareholder approval:
(1) The Fund may not borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.
(2) The Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(3) The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(4) The Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to [33 1/3%] of the Fund’s total assets.
(5) The Fund may not concentrate more than 25% of the value of its total assets in any one industry.
(6) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.
(7) The Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or permitted encumbrance of assets; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Fund, which may be changed by the Trustees without shareholder approval:
(1) The Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) The Fund may not make investments for the purpose of gaining control of a company’s management.
(3) The Fund may not invest more than 15% of its net assets in illiquid securities.
(4) The Fund has adopted a policy pursuant to Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in direct U.S. Treasury obligations, such as U.S. Treasury bills, bonds, and notes, and repurchase agreements collateralized by these obligations (the “Name Policy”). The Fund may not change this policy without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.

For purposes of the Name Policy, the Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, the Fund may invest indirectly or make indirect investments by investing in another Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and the Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.
Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectus and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies and restrictions of the Fund may be changed by the Trust’s Trustees without the approval of shareholders of the Fund. Policies and restrictions of the Fund that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of the Fund.
When used in connection with the Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” “assets,” and “tied economically” as defined in the Prospectus.
DETERMINATION OF NET ASSET VALUE
The net asset value (“NAV”) of each class of shares of the Fund will be determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Eastern time. The Fund will not determine its NAV on any day when the NYSE is closed for business. The Fund will not be valued (and, accordingly, transactions in shares of the Fund will not be processed) on days when the U.S. bond markets are closed. The Fund also may elect not to determine its NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund. Please refer to “Determination of Net Asset Value” in the Prospectus for additional information.
DISTRIBUTIONS
The Prospectus describes the distribution policies of the Fund under the heading “Distributions and Taxes.” The Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and to distribute annually all net realized capital gains, if any, after offsetting any available capital loss carryovers. The Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of investment company taxable income and capital gain net income. The Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund.
TAXES
Tax Status and Taxation of the Fund
[The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:
(a)	derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (iii) that derives less than

90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of the Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.
If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).
As described above, the Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income and all of its net capital gain. Any net investment income retained by the Fund will be subject to tax at regular corporate rates. Although the Fund intends generally to distribute all of its net capital gain each year, the Fund reserves the right to retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
If the Fund were to fail to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of excise tax amount deemed by the Fund to be de minimis). Where the Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that the Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).
Capital losses in excess of capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. The Fund may carry Net Capital Losses forward for eight years. However, the Fund will not be able to utilize any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are utilized. While the issuance or redemption of shares in the Fund will generally not affect the Fund’s ability to use Net Capital Losses in succeeding taxable years, the Fund’s ability to utilize Net Capital Losses may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund.
Taxation of Fund Distributions and Transactions in Fund Shares
The Fund’s shareholders may include other Funds of the Trust. The following summary does not discuss the tax consequences to the shareholders of those other Funds of the Trust of distributions by the Fund or of the sale of shares of the Fund. Shareholders of such Funds of the Trust should consult the prospectuses and statements of additional information of those other Funds of the Trust for a discussion of the tax consequences to them.
The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares.
Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received or deemed received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.
For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions attributable to net long-term capital gains and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions attributable to net short-term capital gains will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below).
In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. The Fund does not expect that a significant portion of its distributions will be derived from qualified dividend income.
If the Fund receives dividends from an underlying fund that is taxed as a regulated investment company (“Underlying RIC”), and the Underlying RIC designates such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to designate a portion of its distributions as “qualified dividend income,” provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011.
If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to the Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. The Fund generally does not expect that a significant portion of its distributions will be eligible for the corporate dividends received deduction. If the Fund receives dividends from an Underlying RIC that qualifies as a regulated investment company, and the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
Under a notice issued by the Internal Revenue Service (“IRS”) in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income (including any income allocated to the Fund from a real estate investment trust (as defined in Code Section 856) qualifying for the special tax treatment under Subchapter M of the Code (a “U.S. REIT”) or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in any such interests may not be suitable investments for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, any income of the Fund that would be treated as UBTI if earned directly by a tax-exempt entity, generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a collateralized mortgage obligation (“CMO”) that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then that fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. The Fund has not yet determined whether such an election would be made in the event it recognizes excess inclusion income in a taxable year. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.
A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

The Fund generally intends to mail required information returns to shareholders prior to January 31 of each year. However, the Fund may apply with the IRS for an extension of the time in which the Fund is permitted to provide shareholders with information returns. As a result, a shareholder may receive an information return from the Fund after January 31.
Backup Withholding
The Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s federal income tax return.
Withholding on Distributions to Foreign Investors
Dividend distributions other than Capital Gain Dividends are in general subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). Persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.
However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) (as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Depending on the circumstances, the Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.
In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs (as described below) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. However, these amounts may be subject to backup withholding, unless the foreign shareholder certifies its non-U.S. status. Also, foreign shareholders with respect to whom income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Special rules apply to distributions to certain foreign persons from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITs and regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of these exceptions, and thus does not expect these special tax rules to apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an Internal Revenue Service (“IRS”) Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisors in this regard.
Foreign shareholders may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
Foreign Taxes
Any investment by the Fund in foreign securities may be subject to foreign withholding and other taxes on dividends, interest, or capital gains which will decrease the Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of foreign shareholders in the Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.
The Fund does not expect to be eligible to make an election that would allow shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return.
Tax Implications of Certain Investments
Certain of the Fund’s investments, including investments in certain types of foreign securities, assets “marked to the market” for U.S. federal income tax purposes, debt obligations issued or purchased at a discount, entities treated as partnerships for U.S. federal income tax purposes, and, potentially, so-called “indexed securities” (including inflation-indexed bonds), may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
The Fund’s participation in repurchase agreements may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement, any amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income or qualify as dividends eligible for the corporate dividends-received deduction.
Any transactions by the Fund in options, futures contracts, forward contracts, swaps, swaptions and other derivative financial instruments, as well as any hedging transactions, straddles and short sales, will be subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses, and cause adjustments in the holding periods of the Fund’s securities. To the extent the Fund engages in these transactions, these rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, in particular in respect of credit default swaps and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
If the Fund invests in shares of Underlying RICs, its distributable income and gains will consist, in part, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset income or capital gain generated from other Fund investments, including from distributions of net income or capital gains from other Underlying RICs) until it disposes of shares of the Underlying RIC. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to any sale by the Fund of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time.
As a result of the foregoing rules, and certain other special rules, and to the extent the Fund invests in Underlying RICs, the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.
Depending on the Fund’s percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the Underlying RIC. This generally would be the case where the Fund holds a significant interest in an Underlying RIC and redeems only a small portion of such interest. It is possible that any such dividend would qualify as “qualified dividend income” taxable at long-term capital gain rates; otherwise, it would be taxable as ordinary income.
Special tax considerations apply if the Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes. In this event, the Fund will be required to include its distributive share, whether or not actually distributed by an investment company treated as a partnership, of such an investment company’s income, gains, losses, and certain other items for any investment company taxable year ending within or with the Fund’s taxable year. In general, the Fund will not recognize its distributive share of these tax items until the close of the investment company’s taxable year. However, absent the availability of an exception, the Fund will recognize its distributive share of these tax items as they are recognized by the investment company for purposes of determining the Fund’s liability for the 4% excise tax (described above). Therefore, if the Fund and an investment company have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that investment company and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year to make a dividend. In some cases, however, the Fund can take advantage of certain safe harbors which would allow it to include its distributive share of an investment company’s income, gains, losses and certain other items at the close of the investment company’s taxable year for both excise tax purposes and general Subchapter M purposes, thus avoiding the problems arising from different taxable years. The Fund’s receipt of a non-liquidating cash distribution from an investment company treated as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. If the Fund receives a liquidating cash distribution from an investment company treated as a partnership, it will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory.
Any transactions by the Fund in foreign currency-denominated debt obligations or other foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
The interest on municipal obligations is generally exempt from federal income tax. However, the interest on municipal obligations may be subject to the federal alternative minimum tax both for individuals and corporations (e.g., in the case of interest earned on certain “private activity bonds”) and may be subject to state and local taxes. The Fund does not expect to invest 50% or more of its assets in municipal obligations, the interest on which is exempt from the federal income tax. As a result, the Fund does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules. As a result, interest on municipal obligations is taxable to shareholders of the Fund, when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal obligations is taxable to shareholders of the Fund.
Loss of Regulated Investment Company Status
The Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, or in the case of high redemption levels, and/or during the first year of its operations. If the Fund were to not qualify for taxation as a regulated investment company for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State, Local and Other Tax Matters
The foregoing discussion relates only to U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in the Fund in light of their particular tax situation, including possible foreign, state, local or other applicable tax laws.]
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust is not an “interested person” of the Trust, as such term is used in the 1940 Act. Because the Fund does not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Number
of
Portfolios
Name, Date of Birth,		Principal	in Fund
and Position(s) Held	Length of	Occupation(s)	Complex	Other
with the Trust	Time Served	During Past 5 Years	Overseen	Directorships Held
Donald W. Glazer, Esq. Chairman of the Board of Trustees DOB: 07/26/1944	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1]; Author of Legal Treatises.	[59]	None.

W. Nicholas Thorndike Trustee DOB: 03/28/1933	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992-June 2004); and Providence Journal (a newspaper publisher) (December 1986-December 2003).	[59]	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[2]

Peter Tufano Trustee DOB: 04/22/1957	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	[59]	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2006 and December 31, 2007, these entities paid $825,738 and $789,416, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[2]	Partners HealthCare System, Inc. is a client of the Manager.
Officers

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Scott Eston DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004).

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Brent C. Arvidson DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc. (June 2003-September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President & Senior Tax Manager, Massachusetts Financial Services Company (January 2000-April 2007).

Michael E. Gillespie DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present); Attorney, Goodwin Procter LLP (September 1996-September 2003).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (January 2007-present); Attorney, Goodwin Procter LLP (September 2003-January 2007).

	Position(s) Held	Length	Principal Occupation(s)
Name and Date of Birth	with the Trust	of Time Served	During Past 5 Years[1]
Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

[1]	Each of Messrs. Burnett, Arvidson, Bohan, and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.
Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
The Board of Trustees has three standing committees: the Audit Committee, the Pricing Committee and the Governance Committee. During the fiscal year ended February 29, 2008, the Audit Committee held five meetings; the Pricing Committee held eight meetings; and the Governance Committee held three meetings.
The Committees assist the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Audit Committee provides oversight with respect to the Trust’s accounting, its financial reporting policies and practices, the quality and objectivity of the Trust’s financial statements and the independent audit of those statements. In addition, the Audit Committee appoints, determines the independence and compensation of, and oversees the work of the Fund’s independent auditors and acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Tufano and Mr. Glazer are members of the Audit Committee. Mr. Tufano is the Chairman of the Audit Committee. The Pricing Committee oversees the valuation of the Funds’ securities and other assets. The Pricing Committee also reviews and makes recommendations regarding the Trust’s Pricing Policies and, to the extent required by the

Pricing Policies, determines the fair value of the Fund’s securities or other assets, as well as performs such other duties as may be delegated to it by the Board. Mr. Glazer and Mr. Tufano are members of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to Trust governance, performing functions mandated by the 1940 Act, as delegated to it by the Board of Trustees, considering the skills, qualifications, and independence of the Trustees, proposing candidates to serve as Trustees, and overseeing the determination that any person serving as legal counsel for the Independent Trustees meets the 1940 Act requirements for being “independent legal counsel.” Mr. Glazer, Mr. Thorndike, and Mr. Tufano are members of the Governance Committee. Mr. Thorndike is the Chairman of the Governance Committee.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Fund and the aggregate dollar ranges of their direct beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus). Information for Donald W. Glazer and W. Nicholas Thorndike is provided as of December 31, 2007, and information for Peter Tufano is provided as of October 31, 2008.

Aggregate Dollar Range of Shares
Directly Owned in all
	Dollar Range of	Funds of the Trust (whether
	Shares Directly	or not offered in the Prospectus)
Name	Owned in the Fund*	Overseen by Trustee
Donald W. Glazer	None	Over $100,000
W. Nicholas Thorndike	None	None
Peter Tufano	None	None

*	The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.
The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Fund and the aggregate dollar range of his indirect beneficial share ownership in all Funds of the Trust (including Funds not offered in the Prospectus), as of December 31, 2007, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

Aggregate Dollar Range of Shares
Indirectly Owned in all
	Dollar Range of	Funds of the Trust (whether
	Shares Indirectly Owned	or not offered in the Prospectus)
Name	in the Fund*	Overseen by Trustee
Donald W. Glazer	None	Over $100,000

*	The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Trustees and their family members in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC, the Funds’ principal underwriter. Information for Donald W. Glazer and W. Nicholas Thorndike is provided as of December 31, 2007, and information for Peter Tufano is provided as of October 31, 2008.

Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities [2]	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Onshore), a private investment company managed by the Manager.[1]	Limited partnership interest- Class A	$1,065,767	0.031%
W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A
Peter Tufano	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.

[2]	Securities valued as of December 31, 2007.
Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance. All current Trustees of the Trust are non-interested Trustees.
Other than as set forth in the table below, no Trustee of the Trust received any direct compensation from the Trust or the Fund during the fiscal year ended February 29, 2008, and no officer of the Trust received aggregate compensation exceeding $60,000 from the Fund:

Name of Person, Position
	Donald W.			W. Nicholas
	Glazer, Esq.,	Jay O. Light,		Thorndike,	Peter Tufano,
	Trustee	Trustee[1]		Trustee	Trustee[2]
Compensation from the Fund:	$[] [3]	$0	[3]	$[] [3]	$[]	[3]

Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A		N/A	N/A

Estimated Annual Benefits Upon Retirement:	N/A	N/A		N/A	N/A

Total Compensation from the Trust:	$310,299 [4]	$215,821	[4]	$225,680 [4]	$0	[4]

[1]	Mr. Light resigned as a Trustee effective December 2008 and no longer serves as a Trustee of the Trust.

[2]	Mr. Tufano was elected as a Trustee effective December 2008 and, therefore, did not receive any compensation from the Trust during the fiscal year ended February 29, 2008.

[3]	Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund’s initial fiscal year ending February 28, 2010. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.

[4]	Reflects actual direct compensation received during the fiscal year ended February 29, 2008 from Funds of the Trust that had commenced operations on or before February 29, 2008, including Funds that are not offered through the Prospectus.
Mr. Eston does not receive any compensation from the Trust, but as a member of the Manager will benefit from the management fees paid by the Funds and various other Funds of the Trust not offered through the Prospectus. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
The Fund will commence operations on or following the date of this Statement of Additional Information. Therefore, as of the date hereof, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Fund are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.

The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Fund, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to the Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
INVESTMENT ADVISORY AND OTHER SERVICES
Management Contract
As disclosed in the Prospectus under the heading “Management of the Fund,” under the Management Contract (the “Management Contract”) between the Trust, on behalf of the Fund, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for the Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions – Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
[As disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund for specified Fund expenses through at least June 30, 2010.]
The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.

The Fund’s Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet paid the Manager any Management Fees as of the date hereof. However, once the Fund commences operations, it will pay to the Manager a Management Fee at an annual rate of 0.08% of the Fund’s average daily net assets.
In the event that the Manager ceases to be the manager of the Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.
Portfolio Management
Day-to-day management of the Fund is the responsibility of GMO’s Fixed Income Division, which is comprised of investment professionals associated with the Manager. The Fixed Income Division’s members work collaboratively to manage the Fund’s portfolio, and no one person is primarily responsible for day-to-day management of the Fund.
The following table sets forth information about accounts overseen or managed by the senior members of GMO’s Fixed Income Division as of February 29, 2008.

Registered investment companies
	managed (including non-GMO mutual		Other pooled investment vehicles		Separate accounts managed
Senior Member	fund subadvisory relationships)		managed (world-wide)		(world-wide)
			Number of		Number of
	Number of accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Thomas Cooper	13	$11,240,972,963	13	$4,383,223,779	17	$2,571,438,434
William Nemerever	13	$11,240,972,963	13	$4,383,223,779	17	$2,571,438,434

Registered investment companies
managed for which GMO receives a
	performance-based fee (including non-		Other pooled investment vehicles		Separate accounts managed (world-
	GMO mutual fund subadvisory		managed (world-wide) for which GMO		wide) for which GMO receives a
	relationships)		receives a performance-based fee		performance-based fee
			Number of		Number of
	Number of accounts	Total assets	accounts	Total assets	accounts	Total assets
Thomas Cooper	0	$0	3	$2,063,715,595	3	$1,306,616,728
William Nemerever	0	$0	3	$2,063,715,595	3	$1,306,616,728

[1]	Includes Funds of the Trust (including Funds not offered through the Prospectus) that had commenced operations on or before February 29, 2008. Does not include the Fund because the Fund had not commenced operations as of February 29, 2008.

[2]	For some senior members, “Total assets” includes assets invested by other Funds of the Trust.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between the Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 29, 2008, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The Fund will commence operations on or following the date of this Statement of Additional Information and has not yet offered any shares for sale. Therefore, as of the date hereof, neither Mr. Cooper nor Mr. Nemerever had any direct or indirect beneficial ownership in the Fund.
Custodial Arrangements and Fund Accounting Agent. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111 serves as the Trust’s custodian and fund accounting agent on behalf of the Fund. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is [                    ]. [                    ] conducts annual audits of the Trust’s financial statements, assists in the preparation of the Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, LLC, 10 High Street, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund.

Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Fund.
PORTFOLIO TRANSACTIONS
The Manager makes decisions to buy and sell portfolio securities for the Fund and for each of its other investment advisory clients with a view to achieving each client’s investment objectives, taking into consideration client-specific factors such as, without limitation, cash flows into or out of a client account, the accounts’ benchmarks, and cash restrictions. Therefore, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought for one or more clients when one or more other clients are selling the security or taking a short position in the security, including clients managed by the same investment division. It is the Manager’s policy to aggregate and allocate portfolio trades in a manner that seeks to ensure that each client receives fair and equitable treatment over time, as well as best execution.
In certain cases, the Manager may identify investment opportunities that are suitable for the Fund and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO Private Fund (including incentive-based compensation) than it receives in respect of the Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar GMO Fund (or, in some cases, may have no investment in the similar GMO Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients. One of the Private Funds managed by GMO’s Emerging Markets Division, the GMO Emerging Illiquid Fund L.P. (“EIF”), focuses on investments with relatively less liquidity. Consequently, certain types of investments, including securities of companies with smaller market capitalizations, IPOs and private placements with smaller offering sizes and other relatively less liquid investments will, within the Emerging Markets Division, ordinarily be allocated 100% to EIF as opposed to other Emerging Markets strategies (including GMO Emerging Markets Fund). In other cases, the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) and EIF will receive an allocation of limited investments that are suitable for each, but the GMO Emerging Markets strategies (including GMO Emerging Markets Fund) may receive a lesser allocation, or no allocation, of such investments than would be the case if the allocation were pro rated by assets. As a result, there may be cases where EIF receives an allocation of a specific limited opportunity greater than would be the case if the allocation were pro rated by assets. Similar issues may arise with respect to the disposition of such securities. In general, the Emerging Markets Division and other GMO Divisions divide IPOs between themselves pro rata based upon indications of interest.

Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In selecting brokers and dealers to effect portfolio transactions for the Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. The determination of what may constitute “best execution” involves a number of considerations, including, without limitation, the overall net economic result to the Fund, the efficiency with which the transaction is effected, access to order flow, the ability of the executing broker/dealer to effect the transaction where a large block is involved, reliability (e.g., lack of failed trades), availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future, in the case of fixed income securities, the broker/dealer’s inventory of securities sought, the financial strength and stability of the broker/dealer, and the relative weighting of opportunity costs (i.e. timeliness of execution) by different strategies. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids, and a firm’s ability and willingness to commit capital. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual execution. The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. The Manager may also direct trades to broker/dealers based in part on the broker/dealer’s history of providing, and capability to continue providing, pricing information for securities purchased. Best execution may be determined for investment strategies without regard to client specific limitations (e.g., limits on the use of derivatives for anticipatory hedging).
Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the Fund, (ii) historical and current commission rates, (iii) the kind and quality of the execution services rendered, (iv) the size and nature of the transactions effected, and (v) research services received. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) since the trades were filled at the price set at an agreed upon time (e.g., previous night’s close) and any additional “impact” or cost is represented by the cents per share extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.
As noted, seeking best price and execution involves the weighting of qualitative as well as quantitative factors and evaluations of best execution are, to a large extent, possible only after multiple trades have been completed. Particularly in non-U.S. markets, the Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best price and execution; however, trading with such a broker (as with any and all brokers) will be curtailed or suspended if the Manager is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best price and execution.
The Manager will frequently use broker/dealers that provide research in all markets, and that research is a factor in evaluating broker/dealer commissions. In all cases the research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Manager relies on the statutory safe harbor in Section 28(e) of the 1934 Act. However, the Manager does not directly participate in any soft dollar arrangements involving third party research (i.e., research provided by someone other than the broker/dealer) or the payment of any of the Manager’s out-of-pocket expenses. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of fixed income securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses that might otherwise be incurred. Such services furnished to the Manager may be used in furnishing investment advice to all of the Manager’s clients, including the Fund. Services received from a broker/dealer that executed transactions for the Fund will not necessarily be used by the Manager specifically to service the Fund.
The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, the Trust, on behalf of the Fund, has not yet paid any brokerage commissions, and the Fund not has held any securities of any regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.
Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and the Fund, the Manager or the Fund’s distributor, the Fund may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Fund may be restricted in its ability to purchase securities issued by affiliates of the Fund’s distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Fund. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix B.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of the Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund’s portfolio holdings.
GMO may disclose the Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Fund’s Prospectus describes the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The top fifteen holdings of certain Funds of the Trust may be posted monthly on GMO’s website. In addition, in response to heightened market interest in specific issuers, the Fund’s holdings in one or more issuers may be made available on a more frequent basis to shareholders as described in the Prospectus. No confidentiality agreement is needed to access this information. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s Prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund.
In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Fund in connection with its day-to-day operations and management, including GMO, GMO’s affiliates, the Fund’s custodians and auditors, the Fund’s pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on the Fund’s behalf, and persons assisting the Fund in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of the Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.
If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of the Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.
Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to [     ], which receives holdings quarterly and as necessary in connection with the services it provides to the Fund) to the following entities that provide on-going services to the Fund in connection with its day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Purpose of Disclosure
State Street Bank and Trust Company	Custodial services and compliance testing

[Boston Global Advisors	Securities lending services]

[ ]	Independent registered public accounting firm

ISS Governance Services	Corporate actions services

FactSet	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Purpose of Disclosure
Epstein & Associates, Inc.	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	Recordkeeping system
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated June 23, 2000, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. The Fund is a series of the Trust. The fiscal year for the Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of [fifty-nine] series: Tobacco-Free Core Fund; U.S. Quality Equity Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose

Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; Global Growth Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; Inflation Indexed Plus Bond Fund; Special Situations Fund; Flexible Equities Fund; U.S. Treasury Fund; Asset Allocation Bond Fund; Arlington Fund; Berkeley Fund; Clarendon Fund; Dartmouth Fund; Exeter Fund; Fairfield Fund; Gloucester Fund; Hereford Fund; Ipswich Fund; and St. James Fund.
Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
Shareholders should be aware that to the extent a shareholder’s investment in the Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in the Fund.

VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES
The Fund will commence operations on or following the date of this Statement of Additional Information and, therefore, has not yet offered any shares for sale.

Appendix A
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Commercial paper ratings of Standard & Poor’s are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor’s indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor’s indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor’s for corporate debt:
AAA — This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA — Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.
A — Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB — Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters,

Appendix A
adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.
BB, B, CCC, CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C — The rating C is reserved for income bonds on which no interest is being paid.
D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s. The following is a summary of the ratings used by Moody’s for corporate debt:
Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa — Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal

Appendix A
payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Should no rating be assigned by Moody’s, the reason may be one of the following:
1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

Appendix B
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Fund”) delegates the authority and responsibility to vote proxies related to portfolio securities to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
Therefore, the Board of Trustees (the “Board”) of the Fund has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Fund when exercising voting authority on behalf of the Fund.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Fund and their shareholders.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Disclosure
The following disclosure shall be provided:
A.	The Adviser shall make available its proxy voting records, for inclusion in the Fund’s Form N-PX.

B.	The Adviser shall cause the Fund to include the proxy voting policies and procedures required in the Fund’s annual filing on Form N-CSR or the statement of additional information.

C.	The Adviser shall cause the Fund’s shareholder reports to include a statement that (i) a copy of these policies and procedures is available on the Fund’s web site (if the Fund so chooses) and (ii) information is available regarding how the Funds voted proxies during the most recent twelve-month period without charge, on or through the Fund’s web site.

Appendix B
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Amended and Restated as of March 11, 2008
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged ISS Governance Services, a unit of RiskMetrics Group (“ISS”), as its proxy voting agent to:
(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Appendix B
Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global ISS proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the ISS proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the ISS Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:
1.	Implementing and updating the applicable domestic and global ISS proxy voting guidelines set forth in the ISS Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.
There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As ISS will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.

Appendix B
In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

(2)	a record of each vote cast (which ISS maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.
Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the proxy voting guidelines described in Section II,

Appendix B
(ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.
VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Appendix B
Exhibit A
Concise Summary of 2008 U.S. Proxy Voting Guidelines
Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007
1. Auditors
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“other” fees) are excessive.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of audit committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Appendix B
Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/ against recommendation for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/ against vote;

•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable.
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Appendix B
Vote AGAINST or WITHHOLD from the members of the audit committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote AGAINST or WITHHOLD from the members of the compensation committee if:
•	There is a negative correlation between the chief executive’s pay and company performance;

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:
•	The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Appendix B
Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-	serves as liaison between the chairman and the independent directors;

-	approves information sent to the board;

-	approves meeting agendas for the board;

-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-	has the authority to call meetings of the independent directors;

-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•	The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•	The company does not have any problematic governance issues.

Appendix B
Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

*	The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).
Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:
•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
3. Proxy Contests
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Appendix B
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50 percent of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.
4. Takeover Defenses
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20 percent trigger, flip-in or flip-over;

•	A term of no more than three years;

Appendix B
•	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.
5. Mergers and Corporate Restructurings
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure

Appendix B
appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
6. State of Incorporation
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
•	The reasons for reincorporating;

•	A comparison of the governance provisions;

•	Comparative economic benefits; and

•	A comparison of the jurisdictional laws.
7. Capital Structure
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.
Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Appendix B
Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;

•	It is not designed to preserve the voting power of an insider or significant shareholder.
Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.
8. Executive and Director Compensation
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.
Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.
The following practices, while not exhaustive, are examples of poor compensation practices:

Appendix B
•	Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

•	Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

•	Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

•	Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
-	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

-	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

-	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
•	Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

•	Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

•	Other excessive compensation payouts or poor pay practices at the company.
Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.
On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

Appendix B
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:
-	A minimum vesting of three years for stock options or restricted stock; or

-	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
-	A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/ benefits and perquisites provided to non-employee directors; and

•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
Employee Stock Purchase Plans—Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares. Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.
Employee Stock Purchase Plans—Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

Appendix B
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.
Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.
Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
•	Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

•	Length of time of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/ reprice options, considering:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

Appendix B
•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
Transfer Programs of Stock Options
Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.
Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;

•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond

Appendix B
management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.
Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Transfer value to third-party financial institution, employees and the company.
Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Compensation Consultants—Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.
Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s

Appendix B
compensation plan for senior executives. The proposal should have the following principles:
•	Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Consider the following factors in evaluating this proposal:
•	What aspects of the company’s annual and long-term equity incentive programs are performance- driven?

•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?
Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low

Appendix B
based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.
In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.
Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
•	Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:
•	If the company has adopted a formal recoupment bonus policy; or

•	If the company has chronic restatement history or material financial problems.
Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;

Appendix B
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.
9. Corporate Social Responsibility (CSR) Issues
Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.
Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.
Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;

•	Deviation from established industry pricing norms;

•	The company’s existing initiatives to provide its products to needy consumers;

•	Whether the proposal focuses on specific products or geographic regions.

Appendix B
Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/ procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:
•	The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

•	The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies or violations.
Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:
•	Current regulations in the markets in which the company operates;

•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

•	The current level of disclosure on this topic.
Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
•	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

•	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

•	There are no significant fines, penalties, or litigation associated with the company’s environmental performance.
Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Appendix B
Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Appendix B
2008 International Proxy Voting Guidelines Summary
Effective for Meetings on or after Feb 1, 2008
Updated Dec 17, 2007
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Appendix B
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Appendix B
Please see the International Classification of Directors on the following page.
ISS Classification of Directors — International Policy 2008
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/ commercial relationship (unless company discloses information to apply a materiality test [3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

Appendix B
Independent NED
•	No material[5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:

[1]	“Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Appendix B
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

Appendix B
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/ issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/ issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Appendix B
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
Vote FOR share repurchase plans, unless:
•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.
Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Appendix B
•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix B
Exhibit B
Modifications to recommendations set forth in the ISS Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.
Director Nominees
Vote WITH management’s recommendations regarding director nominees.
Shareholder Proposals
Vote WITH management’s recommendations regarding shareholder proposals.

GMO TRUST
PART C. OTHER INFORMATION
Item 23. Exhibits
(a)	1.	Amended and Restated Agreement and Declaration of Trust of GMO Trust (the “Trust” or “Registrant”), dated June 23, 2000 (the “Declaration of Trust”);[4]
2.	Amendment Nos. 1-8 to the Declaration of Trust;[7]

3.	Amendment Nos. 9-10 to the Declaration of Trust;[9]

4.	Amendment No. 11 to the Declaration of Trust;[11]

5.	Amendment No. 12 to the Declaration of Trust;[12]

6.	Amendment No. 13 to the Declaration of Trust;[13]

7.	Amendment No. 14 to the Declaration of Trust; [26]

8.	Amendment No. 15 to the Declaration of Trust; [26]

9.	Amendment No. 16 to the Declaration of Trust;[14]

10.	Amendment No. 17 to the Declaration of Trust; [26]

11.	Amendment No. 18 to the Declaration of Trust;[15]

12.	Amendment No. 19 to the Declaration of Trust;[17]

13.	Amendment No. 20 to the Declaration of Trust;[18]

14.	Amendment No. 21 to the Declaration of Trust;[19]

15.	Amendment Nos. 22-25 to the Declaration of Trust;[20]

16.	Amendment No. 26 to the Declaration of Trust;[21]

17.	Amendment No. 27 to the Declaration of Trust;[22]

18.	Amendment Nos. 28-29 to the Declaration of Trust;[23]

19.	Amendment No. 30 to the Declaration of Trust;[26]

20.	Amendment Nos. 31-32 to the Declaration of Trust;[27]

21.	Amendment No. 33 to the Declaration of Trust;[29]

22.	Amendment Nos. 34-35 to the Declaration of Trust;[31] and

23.	Amendment Nos. 36-37 to the Declaration of Trust;[33]
(b)		Amended and Restated By-laws of the Trust, effective as of March 1, 2007 (the “By-laws”).[27]

(c)	1.	Please refer to Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Declaration of Trust, which is hereby incorporated by reference;[4] and

	2.	Please refer to Article 2 (Meetings of Shareholders) of the By-laws, which is hereby incorporated by reference.[20]

(d)	1.	Form of Management Contract between the Trust, on behalf of GMO Tobacco-Free Core Fund, and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”);[26]

	2.	Amended and Restated Management Contract, dated as of June 30, 2008, between the Trust, on behalf of GMO International Intrinsic Value Fund (formerly “GMO International Core Fund”), and GMO;[31]

3.	Form of Management Contract between the Trust, on behalf of GMO Currency Hedged International Equity Fund (formerly “GMO Currency Hedged International Core Fund”), and GMO;[26]

4.	Form of Management Contract between the Trust, on behalf of GMO International Small Companies Fund, and;[26]

5.	Form of Management Contract between the Trust, on behalf of GMO Emerging Markets Fund, and GMO;[26]

6.	Form of Management Contract between the Trust, on behalf of GMO Emerging Countries Fund (formerly “GMO Evolving Countries Fund”), and GMO; [26]

7.	Form of Management Contract between the Trust, on behalf of GMO Domestic Bond Fund, and GMO;[26]

8.	Form of Management Contract between the Trust, on behalf of GMO International Bond Fund, and GMO;[26]

9.	Form of Management Contract between the Trust, on behalf of GMO Currency Hedged International Bond Fund, and GMO;[26]

10.	Form of Management Contract between the Trust, on behalf of GMO Emerging Country Debt Fund, and GMO;[26]

11.	Form of Management Contract between the Trust, on behalf of GMO Short-Duration Investment Fund (formerly “GMO Short-Term Income Fund”), and GMO;[26]

12.	Form of Management Contract between the Trust, on behalf of GMO Alpha Only Fund (formerly “GMO Global Hedged Equity Fund”), and GMO;[26]

13.	Form of Management Contract between the Trust, on behalf of GMO Benchmark-Free Allocation Fund, and GMO;[26]

14.	Form of Amended and Restated Management Contract, dated as of June 30, 2006, between the Trust, on behalf of GMO U.S. Equity Allocation Fund (formerly “GMO U.S. Sector Fund” and “GMO U.S. Sector Allocation Fund”), and GMO;[26]

15.	Form of Management Contract between the Trust, on behalf of GMO Taiwan Fund, and GMO;[26]

16.	Form of Management Contract between the Trust, on behalf of GMO Global Bond Fund, and GMO;[26]

17.	Form of Amended and Restated Management Contract, dated as of June 30, 2006, between the Trust, on behalf of GMO Real Estate Fund (formerly “GMO REIT Fund”), and GMO;[26]

18.	Form of Management Contract between the Trust, on behalf of GMO Foreign Fund, and GMO;[26]

19.	Form of Management Contract between the Trust, on behalf of GMO International Equity Allocation Fund, and GMO;[1]

20.	Form of Management Contract between the Trust, on behalf of GMO Global Balanced Asset Allocation Fund (formerly “GMO World Balanced Allocation Fund” and “GMO World Equity Allocation Fund”), and GMO;[2]

21.	Form of Management Contract between the Trust, on behalf of GMO Global Equity Allocation Fund (formerly “GMO Global (U.S.+) Equity Allocation Fund”), and GMO;[2]

22.	Form of Management Contract between the Trust, on behalf of GMO Core Plus Bond Fund (formerly “GMO U.S. Bond/Global Alpha A Fund” and “GMO Global Fund”), and GMO;[26]

23.	Form of Management Contract between the Trust, on behalf of GMO Tax-Managed U.S. Equities Fund, and GMO;[26]

24.	Amended and Restated Management Contract, dated as of June 30, 2008, between the Trust, on behalf of GMO Tax-Managed International Equities Fund, and GMO;[31]

25.	Form of Management Contract between the Trust, on behalf of GMO Special Purpose Holding Fund (formerly “GMO Alpha LIBOR Fund”), and GMO;[3]

26.	Form of Management Contract between the Trust, on behalf of GMO Foreign Small Companies Fund, and GMO;[4]

27.	Form of Management Contract between the Trust, on behalf of GMO Short-Duration Collateral Fund, and GMO;[7]

28.	Form of Management Contract between the Trust, on behalf of GMO U.S. Quality Equity Fund, and GMO;[10]

29.	Amended and Restated Management Contract, dated as of June 30, 2008, between the Trust, on behalf of GMO Global Growth Fund, and GMO;[31]

30.	Form of Management Contract between the Trust, on behalf of GMO World Opportunity Overlay Fund, and GMO;[15]

31.	Form of Management Contract between the Trust, on behalf of GMO Strategic Opportunities Allocation Fund (formerly “GMO Strategic Balanced Allocation Fund”), and GMO;[16]

32.	Form of Management Contract between the Trust, on behalf of GMO World Opportunities Equity Allocation Fund, and GMO;[16]

33.	Form of Management Contract between the Trust, on behalf of GMO Alternative Asset Opportunity Fund, and GMO;[17]

34.	Amended and Restated Management Contract, dated as of June 30, 2008, between the Trust, on behalf of GMO Developed World Stock Fund, and GMO;[31]

35.	Form of Management Contract between the Trust, on behalf of GMO U.S. Core Equity Fund, and GMO;[21]

36.	Form of Management Contract between the Trust, on behalf of GMO U.S. Intrinsic Value Fund, and GMO;[21]

37.	Form of Management Contract between the Trust, on behalf of GMO U.S. Growth Fund, and GMO;[21]

38.	Form of Management Contract between the Trust, on behalf of GMO U.S. Small/Mid Cap Value Fund, and GMO;[21]

39.	Form of Management Contract between the Trust, on behalf of GMO U.S. Small/Mid Cap Growth Fund, and GMO;[21]

40.	Form of Management Contract between the Trust, on behalf of GMO International Core Equity Fund, and GMO;[21]

41.	Amended and Restated Management Contract, dated as of June 30, 2008, between the Trust, on behalf of GMO International Growth Equity Fund, and GMO;[31]

42.	Management Contract between the Trust, on behalf of GMO Short-Duration Collateral Share Fund, and GMO;[22]

43.	Management Contract between the Trust, on behalf of GMO Strategic Fixed Income Fund, and GMO;[24]

44.	Management Contract between the Trust, on behalf of GMO International Opportunities Equity Allocation Fund, and GMO;[24]

45.	Management Contract between the Trust, on behalf of GMO Inflation Indexed Plus Bond Fund, and GMO;[25]

46.	Management Contract between the Trust, on behalf of GMO Special Situations Fund, and GMO;[29]

47.	Management Contract between the Trust, on behalf of GMO Flexible Equities Fund, and GMO;[32]

48.	Management Contract between the Trust, on behalf of GMO Arlington Fund, and GMO;[33]

49.	Management Contract between the Trust, on behalf of GMO Berkeley Fund, and GMO;[33]

50.	Management Contract between the Trust, on behalf of GMO Clarendon Fund, and GMO;[33]

51.	Management Contract between the Trust, on behalf of GMO Dartmouth Fund, and GMO;[33] and

52.	Management Contract between the Trust, on behalf of GMO U.S. Treasury Fund, and GMO — to be filed by amendment;
(e)	1.	Distribution Agreement (the “Distribution Agreement”), dated August 1, 2007, between the Trust, on behalf of the Funds listed on Schedule A thereto, as Schedule A may be amended from time to time, and Funds Distributor, LLC (“FD”).[30]

(f)		None.
(g)	1.	Form of Custodian Agreement (the “IBT Custodian Agreement”), dated August 1, 1991, among the Trust, on behalf of certain Funds listed therein, GMO and Investors Bank & Trust Company (“IBT”), as amended from time to time to include GMO Tobacco-Free Core Fund, GMO Domestic Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Emerging Country Debt Fund, GMO Benchmark-Free Allocation Fund, GMO U.S. Equity Allocation Fund, GMO Global Bond Fund, GMO Real Estate Fund, GMO International Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Global Equity Allocation Fund, GMO Inflation Indexed Bond Fund, GMO Core Plus Bond Fund, GMO Tax-Managed U.S. Equities Fund, GMO Emerging Country Debt Share Fund, GMO Special Purpose Holding Fund, GMO Short-Duration Collateral Fund, GMO U.S. Quality

Equity Fund, GMO World Opportunity Overlay Fund, GMO Strategic Opportunities Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO U.S. Growth Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Core Equity Fund, GMO Short-Duration Collateral Share Fund, GMO Strategic Fixed Income Fund, GMO International Opportunities Equity Allocation Fund, GMO Inflation Indexed Plus Bond Fund, GMO Special Situations Fund, GMO Arlington Fund, GMO Berkeley Fund, GMO Clarendon Fund, GMO Dartmouth Fund, and GMO U.S. Treasury Fund;[26]
(i)	Letter Amendment to the IBT Custodian Agreement, dated May 30, 2003, among the Trust, GMO and IBT;[9]

(ii)	Letter Amendment to the IBT Custodian Agreement, dated July 25, 2007, among the Trust, GMO and State Street Bank and Trust Company (“State Street Bank”) (as successor by merger to IBT);[29]

(iii)	Letter Amendment to the IBT Custodian Agreement, dated [ ], 2009, among the Trust, GMO and State Street Bank and Trust Company (“State Street Bank”) (as successor by merger to IBT) — to be filed by amendment;
2.	Form of Custodian Agreement (the “BBH Custodian Agreement”), dated June 29, 2001, between the Trust, on behalf of certain Funds listed on Schedule I thereto, and Brown Brothers Harriman & Co. (“BBH”), as amended from time to time to include GMO Taiwan Fund, GMO Global Growth Fund, GMO Developed World Stock Fund, GMO International Growth Equity Fund, GMO International Core Equity Fund, and GMO Flexible Equities Fund;[6]
(i)	Letter Amendment to the BBH Custodian Agreement, dated June 4, 2003, among the Trust and BBH;[9]

(ii)	Letter Amendment to the BBH Custodian Agreement, dated June 16, 2008, among the Trust and BBH;[32]
3.	Form of Accounting Agency Agreement (the “Accounting Agency Agreement”), dated June 29, 2001, between the Trust, on behalf of certain Funds listed on Schedule I thereto, and BBH, as amended to include GMO Taiwan Fund and GMO Flexible Equities Fund;[6]
(i)	Form of Second Amendment to the Accounting Agency Agreement, dated November 22, 2005, between the Trust, on behalf of the Funds listed on Schedule I thereto, and BBH;[26]

(ii)	Letter Amendment to the Accounting Agency Agreement, dated June 16, 2008, between the Trust and BBH; [32]
4.	Form of 17f-5 Delegation Schedule (the “Delegation Schedule”), dated June 29, 2001, between the Trust, on behalf of certain Funds listed on Schedule 1 thereto, and BBH, as amended from time to time to include GMO Taiwan Fund, GMO Developed World Stock Fund, GMO International Growth Equity Fund, GMO International Core Equity Fund, and GMO Flexible Equities Fund;[6]

(i)	Letter Amendment to the Delegation Schedule, dated June 16, 2008, among the Trust and BBH;[32]
5.	Form of Amended and Restated Delegation Agreement (the “Delegation Agreement”), dated June 29, 2001, between the Trust, on behalf of GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, and GMO Emerging Country Debt Share Fund, and IBT, as amended from time to time to include GMO Short-Duration Collateral Fund, GMO Alternative Asset Opportunity Fund, GMO Strategic Opportunities Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO U.S. Growth Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Core Equity Fund, GMO Short-Duration Collateral Share Fund, GMO Strategic Fixed Income Fund, GMO International Opportunities Equity Allocation Fund, GMO Inflation Indexed Plus Bond Fund, GMO Special Situations Fund, GMO Arlington Fund, GMO Berkeley Fund, GMO Clarendon Fund, GMO Dartmouth Fund, and GMO U.S. Treasury Fund;[6]
(i)	Letter Amendment to the Delegation Agreement, dated July 25, 2007, among the Trust, GMO and State Street Bank (as successor by merger to IBT);[29]

(ii)	Letter Amendment to the Delegation Agreement, dated [ ], 2009, among the Trust, GMO and State Street Bank (as successor by merger to IBT) — to be filed by amendment.
(h)	1.	Form of Transfer Agency and Service Agreement (the “Transfer Agency and Service Agreement”), dated August 1, 1991, among the Trust, on behalf of certain Funds listed therein, GMO and IBT, as amended from time to time to include GMO Global Bond Fund, GMO Real Estate Fund, GMO Foreign Fund, GMO International Equity Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Global Equity Allocation Fund, GMO Inflation Indexed Bond Fund, GMO Small/Mid Cap Growth Fund, GMO Core Plus Bond Fund, GMO Tax-Managed International Equities Fund, GMO Tax-Managed U.S. Equities Fund, GMO Emerging Country Debt Share Fund, GMO Special Purpose Holding Fund, GMO Foreign Small Companies Fund, GMO Short-Duration Collateral Fund, GMO U.S. Quality Equity Fund, GMO World Opportunity Overlay Fund, GMO Strategic Opportunities Allocation Fund, GMO World Opportunities Equity Allocation Fund, GMO Developed World Stock Fund, GMO International Growth Equity Fund, GMO International Core Equity Fund, GMO U.S. Small/Mid Cap Value Fund, GMO U.S. Small/Mid Cap Growth Fund, GMO U.S. Growth Fund, GMO U.S. Intrinsic Value Fund, GMO U.S. Core Equity Fund, GMO Short-Duration Collateral Share Fund, GMO Strategic Fixed Income Fund, GMO International Opportunities Equity Allocation Fund, GMO Inflation Indexed Plus Bond Fund, GMO Special Situations Fund, GMO Flexible

Equities Fund, GMO Arlington Fund, GMO Berkeley Fund, GMO Clarendon Fund, GMO Dartmouth Fund, and GMO U.S. Treasury Fund;[26]
(i)	Letter Amendment to the Transfer Agency and Service Agreement, dated July 25, 2007, among the Trust, GMO and State Street Bank (as successor by merger to IBT);[29]

(ii)	Letter Amendment to the Transfer Agency and Service Agreement, dated June 16, 2008, among the Trust, GMO and State Street Bank (as successor by merger to IBT); [32]

(iii)	Letter Amendment to the Transfer Agency and Service Agreement, dated [ ], 2009, among the Trust, GMO and State Street Bank (as successor by merger to IBT) — to be filed by amendment.
2.	Notification of Undertaking to Reimburse Certain Fund Expenses by GMO to the Trust — to be filed by amendment; and

3.	Amended and Restated Servicing Agreement, dated May 30, 1996, as amended and restated effective June 30, 2008, between the Trust, on behalf of certain Funds listed on Exhibit I thereto, and GMO.[32]
(i)		Opinion and Consent of Ropes & Gray LLP — to be filed by amendment.

(j)		Consent of PricewaterhouseCoopers LLP — to be filed by amendment.

(k)		Financial Statements—Not applicable.

(l)		None.

(m)	1.	GMO Trust Amended and Restated Distribution and Service Plan (Class M), dated as of November 15, 2001, as amended and restated as of June 30, 2008, on behalf of certain Funds listed on Appendix A thereto;[31]
2.	Amended and Restated Administration Agreement, dated as of June 30, 2008, on behalf of certain Funds listed on Exhibit I thereto;[31]

3.	Form of Service Agreement (“Service Agreement”), dated October 1, 2001, between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds listed on Schedule A thereto, as Schedule A may be amended from time to time;[5]
(i)	Second Amendment to Service Agreement, dated September 9, 2005, between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds listed on Schedule A thereto;[26]

(ii)	Assignment Agreement, effective as of April 2, 2007, between Wachovia Bank, Ameriprise Financial Services, Inc. (f/k/a American Express Financial Advisors Inc.) and the Trust, on behalf of certain Funds listed on Schedule A thereto;[28]
4.	Form of Services Agreement, dated as of March 2002, between Fidelity Brokerage Services LLC and National Financial Services LLC, and the Trust, on behalf of certain Funds listed on Exhibit B thereto;[6]

5.	Funds Trading Agreement (“Funds Trading Agreement”), dated July 1, 2001, between Fidelity Investments Institutional Operations Company, Inc. (“FIIOC”), IBT, GMO, and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]
(i)	Second Amendment to Funds Trading Agreement, dated as of April 1, 2003, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(ii)	Third Amendment to Funds Trading Agreement, dated as of November 28, 2003, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(iii)	Fourth Amendment to Funds Trading Agreement, dated as of April 1, 2004, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(iv)	Fifth Amendment to Funds Trading Agreement, dated as of February 1, 2005, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(v)	Sixth Amendment to Funds Trading Agreement, dated as of July, 2005, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]

(vi)	Seventh Amendment to Funds Trading Agreement, dated as of September, 2005, between FIIOC, IBT, GMO and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]
6.	Form of Funds Trading Agreement (“BBH Funds Trading Agreement”), dated July 1, 2001, between FIIOC, IBT, BBH, GMO and the Trust on behalf of certain Funds listed on Exhibit A thereto;[6]
(i)	Form of First Amendment to the BBH Funds Trading Agreement, dated January 1, 2002, between FIIOC, IBT, BBH, GMO, and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[6]

(ii)	Second Amendment to the BBH Funds Trading Agreement, dated July 1, 2002, between FIIOC, IBT, BBH, GMO, and the Trust, on behalf of certain Funds listed on Exhibit A thereto;[26]
7.	Form of Shareholder Services Agreement (“Shareholder Services Agreement”), dated as of October 31, 2001, between Citistreet LLC (“Citistreet”) and the Trust, on behalf of certain Funds listed on Attachment A thereto;[9]
(i)	First Amendment to Shareholder Services Agreement, dated as of May 6, 2002, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[26]

(ii)	Second Amendment to Shareholder Services Agreement, dated as of October 15, 2002, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[26]

(iii)	Third Amendment to Shareholder Services Agreement, dated as of April 30, 2003, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[26]

(iv)	Fourth Amendment to Shareholder Services Agreement, dated as of July 1, 2005, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto;[26] and

(v)	Fifth Amendment to Shareholder Services Agreement, dated as of September 1, 2005, between Citistreet and the Trust, on behalf of certain Funds listed on Attachment A thereto.[26]
(n)		Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective June 1, 1996, as amended and restated June 16, 2008.[31]

(o)		Reserved.

(p)	1.	GMO Code of Ethics, dated October 1, 2008, adopted by GMO, GMO Australasia LLC, GMO Australia Ltd., GMO Singapore PTE Ltd., GMO Switzerland GMBH, GMO U.K. Ltd., GMO Woolley Ltd., GMO Renewable Resources LLC, GMO Renewable Resources (in New Zealand), and GMO Renewable Resources Uruguay, SRL.[33]

	2.	GMO Trust Code of Ethics, dated September 5, 2008, adopted by the Trust.[33]

	3.	Code of Ethics for the Independent Trustees of GMO Trust, dated as of May 31, 2006, adopted by the Board of Trustees of the Trust.[27]

†	Previously filed with the Securities and Exchange Commission (“SEC”).

1.	Previously filed with the SEC as part of Post-Effective Amendment No. 27 to the Registration Statement under the Securities Act of 1933 (the “1933 Act”) and Post-Effective Amendment No. 28 to the Registration Statement under the Investment Company Act of 1940 Act (the “1940 Act”) on March 13, 1996, and hereby incorporated by reference.

2.	Previously filed with the SEC as part of Post-Effective Amendment No. 29 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 30 to the Registration Statement under the 1940 Act on June 28, 1996, and hereby incorporated by reference.

3.	Previously filed with the SEC as part of Post-Effective Amendment No. 60 to the Registration Statement under the 1940 Act on December 30, 1999, and hereby incorporated by reference.

4.	Previously filed with the SEC as part of Post-Effective Amendment No. 63 to the Registration Statement under the 1940 Act on July 3, 2000, and hereby incorporated by reference.

5.	Previously filed with the SEC as part of Post-Effective Amendment No. 63 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 76 to the Registration Statement under the 1940 Act on March 1, 2002, and hereby incorporated by reference.

6.	Previously filed with the SEC as part of Post-Effective Amendment No. 64 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 77 to the Registration Statement under the 1940 Act on May 1, 2002, and hereby incorporated by reference.

7.	Previously filed with the SEC as part of Post-Effective Amendment No. 84 to the Registration Statement under the 1940 Act on November 26, 2002, and hereby incorporated by reference.

8.	Previously filed with the SEC as part of Post-Effective Amendment No. 70 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 87 to the Registration Statement under the 1940 Act on May 1, 2003, and hereby incorporated by reference.

9.	Previously filed with the SEC as part of Post-Effective Amendment No. 71 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 89 to the Registration Statement under the 1940 Act on June 30, 2003, and hereby incorporated by reference.

10.	Previously filed with the SEC as part of Post-Effective Amendment No. 72 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 90 to the Registration Statement under the 1940 Act on October 31, 2003, and hereby incorporated by reference.

11.	Previously filed with the SEC as part of Post-Effective Amendment No. 75 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 94 to the Registration Statement under the 1940 Act on January 23, 2004, and hereby incorporated by reference.

12.	Previously filed with the SEC as part of Post-Effective Amendment No. 96 to the Registration Statement under the 1940 Act on March 29, 2004, and hereby incorporated by reference.

13.	Previously filed with the SEC as part of Post-Effective Amendment No. 104 to the Registration Statement under the 1940 Act on June 25, 2004, and hereby incorporated by reference.

14.	Previously filed with the SEC as part of Post-Effective Amendment No. 95 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 120 to the Registration Statement under the 1940 Act on September 22, 2004, and hereby incorporated by reference.

15.	Previously filed with the SEC as part of Post-Effective Amendment No. 126 to the Registration Statement under the 1940 Act on November 18, 2004, and hereby incorporated by reference.

16.	Previously filed with the SEC as part of Post-Effective Amendment No. 105 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 131 to the Registration Statement under the 1940 Act on March 15, 2005, and hereby incorporated by reference.

17.	Previously filed with the SEC as part of Post-Effective Amendment No. 132 to the Registration Statement under the 1940 Act on March 29, 2005, and hereby incorporated by reference.

18.	Previously filed with the SEC as part of Post-Effective Amendment No. 107 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 134 to the Registration Statement under the 1940 Act on April 29, 2005, and hereby incorporated by reference.

19.	Previously filed with the SEC as part of Post-Effective Amendment No. 109 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 136 to the Registration Statement under the 1940 Act on May 27, 2005, and hereby incorporated by reference.

20.	Previously filed with the SEC as part of Post-Effective Amendment No. 113 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 141 to the Registration Statement under the 1940 Act on June 30, 2005, and hereby incorporated by reference.

21.	Previously filed with the SEC as part of Post-Effective Amendment No. 114 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 142 to the Registration Statement under the 1940 Act on August 17, 2005, and hereby incorporated by reference.

22.	Previously filed with the SEC as part of Post-Effective Amendment No. 118 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 146 to the Registration Statement under the 1940 Act on March 1, 2006, and hereby incorporated by reference.

23.	Previously filed with the SEC as part of Post-Effective Amendment No. 122 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 150 to the Registration Statement under the 1940 Act on May 1, 2006, and hereby incorporated by reference.

24.	Previously filed with the SEC as part of Post-Effective Amendment No. 123 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 151 to the Registration Statement under the 1940 Act on May 17, 2006, and hereby incorporated by reference.

25.	Previously filed with the SEC as part of Post-Effective Amendment No. 125 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 153 to the Registration Statement under the 1940 Act on May 31, 2006, and hereby incorporated by reference.

26.	Previously filed with the SEC as part of Post-Effective Amendment No. 154 to the Registration Statement under the 1940 Act on June 28, 2006, and hereby incorporated by reference.

27.	Previously filed with the SEC as part of Post-Effective Amendment No. 127 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 156 to the Registration Statement under the 1940 Act on May 1, 2007.

28.	Previously filed with the SEC as part of Post-Effective Amendment No. 128 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 158 to the Registration Statement under the 1940 Act on June 29, 2007.

29.	Previously filed with the SEC as part of Post-Effective Amendment No. 159 to the Registration Statement under the 1940 Act on July 27, 2007.

30.	Previously filed with the SEC as part of Post-Effective Amendment No. 129 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 160 to the Registration Statement under the 1940 Act on May 1, 2008.

31.	Previously filed with the SEC as part of Post-Effective Amendment No. 161 to the Registration Statement under the 1940 Act on June 27, 2008.

32.	Previously filed with the SEC as part of Post-Effective Amendment No. 163 to the Registration Statement under the 1940 Act on July 25, 2008.

33.	Previously filed with the SEC as part of Post-Effective Amendment No. 164 to the Registration Statement under the 1940 Act on December 24, 2008.
Item 24. Persons Controlled by or Under Common Control with a Fund

Controlling Fund	Person Controlled	Nature of Control
GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.(a) (b)	100% ownership(c)

GMO Special Purpose Holding Fund	GMO SPV I, LLC(a) (d)	74.9% ownership(c)

(a)	Included in the controlling Fund’s consolidated financial statements.

(b)	Organized under the laws of Bermuda.

(c)	As of the most recent fiscal year ended February 29, 2008.

(d)	Organized under the laws of the State of Delaware.
Item 25. Indemnification
     Please refer to Article 4 (Indemnification) of the By-laws.
     In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds. The Trust also has entered into agreements with each of its trustees pursuant to which each of the Funds has agreed to indemnify each Trustee to the maximum extent permitted by applicable law against any liability and expense incurred by the Trustee by reason of the Trustee being or having been a Trustee.
     Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust’s By-laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of Investment Adviser
     A description of the business of Grantham, Mayo, Van Otterloo & Co. LLC, the investment adviser of the Funds of the Registrant (the “Investment Adviser”), is set forth under the captions “Management of the Trust” in the prospectuses and “Investment Advisory and Other Services” in the statements of additional information, all forming part of this Registration Statement.
     Except as set forth below, the directors, officers, and members of the Investment Adviser, have been engaged during the past two fiscal years in no business, profession,

vocation or employment of a substantial nature other than as directors, officers, or members of the Investment Adviser or certain of its affiliates. Certain directors, officers, and members of the Investment Adviser serve as officers or trustees of the Registrant as set forth under the caption “Management of the Trust” in the Registrant’s statements of additional information, forming part of this Registration Statement, and/or as officers and/or directors of certain private investment companies managed by the Investment Adviser or certain of its affiliates. The address of the Investment Adviser and the Registrant is 40 Rowes Wharf, Boston, Massachusetts 02110.

Name	Position with Investment Adviser	Other Connections
Paul J. Bostock	Member	Director, Inquire UK, Baldocks Barn Chiddingstone Causway, Tonbridge, Kent TN11 8JX

Arjun Divecha	Member and Vice Chairman of the Board of Directors	Director, Frog Hollow Fresh LLC, P.O. Box 872, Brentwood, CA 94513

R. Jeremy Grantham	Founding Member and Chairman of the Board of Directors	MSPCC Investment Committee, 555 Amory Street, Jamaica Plain, MA 02130; Board of Directors, Environmental Defense, 257 Park Avenue South, New York, NY 10010; Board Member, Imperial College of London - Grantham Institute for Climate Change, London SW7 2AZ; Board Member, London School of Economics — Grantham Institute for Climate Change, Houghton Street, London, WC2A 2AE

Jon Hagler	Member of the Board of Directors	Overseer’s Advisory Board, WGBH Boston, 125 Western Ave., Boston, MA 02134; Trustee Emeritus, Texas A&M Foundation, Texas A&M University, College Station, TX 77843; Chairman, Vision 2020 Advisory Council, Texas A&M University, College Station, TX 77843

Bevis Longstreth	Member of the Board of Directors	Trustee, College Retirement Equity Fund, 730 Third Ave., NY, NY 10017-3206;
Director, AMVESCAP, 1315 Peachtree Street, NE, Atlanta, GA 30309; Expert witness in periodic securities litigation; Trustee and financial adviser to certain high net worth individuals/families; Historical novelist; Fiduciary for various not-for-profit institutions

Name	Position with Investment Adviser	Other Connections
John Rosenblum	Member of the Board of Directors	Director, The Chesapeake Corporation, 1021 East Cary Street, Richmond, VA 23219; Trustee, Landmark Volunteers, P.O. Box 455, Sheffield, MA 01257; Jamestown-Yorktown Foundation, Inc., P.O. Box 1607, Williamsburg, VA 23187-1607; American Civil War Center Foundation, 200 S. Third St., Richmond, VA 23219; Chair of the Board, Atlantic Challenge, 643 Main St., Rockland, ME 04841; University Symphony Society, 112 Old Cabell Hall, Charlottesville, VA 22903; Treasurer and Board Member, Farnsworth Art Museum, 16 Museum Street, Rockland, Maine 04841

Eyk Van Otterloo	Founding Member and Member of the Board of Directors	Chairman of the Board, Chemonics International, 1133 20th Street, NW, Suite 600, Washington, D.C. 20036; Chairman of the Board, OneCoast Network LLC, 408 Jamesborough Drive, Pittsburgh, PA 15238; Board Member, Dimensional Photonics, 220 Ballardvale Street, Unit D, Wilmington, MA 01887; Overseer, Peabody Essex Museum, East India Square, Salem, MA 01970

Item 27. Principal Underwriters
Item 27(a). FD acts as principal underwriter for the following investment companies:
Allstate Financial
GMO Trust
Munder Series Trust II
Munder Series Trust
PayPal, Inc.
     FD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. FD has its main address at 10 High Street, Boston, Massachusetts 02110. FD is an indirect wholly-owned subsidiary of Foreside Financial Group LLC.
Item 27(b). Information about Directors and Officers of FD is as follows:

Director or Officer	Positions and Offices with FD
Brian K. Bey	President and Director
Elliott Dobin	Secretary
Andrew H. Byer	Chief Compliance Officer
Wayne A. Rose	Assistant Chief Compliance Officer
James E. (Ed) Pike	Financial and Operations Principal
The above FD directors and officers do not have positions or offices with the Trust.
Item 27(c). Other Compensation received by FD from certain Funds of the Trust with respect to the last fiscal year(a):

Class M(b) Distribution and Service (12b-1) Fees
GMO Fund Name	March 1, 2007 through February 29, 2008
GMO U.S. Core Equity Fund	$265,683
GMO U.S. Growth Fund	$200,312
GMO International Intrinsic Value Fund	$50,094
GMO Foreign Fund	$22,016
GMO Emerging Countries Fund	$85,544

(a)	FD is entitled to receive any distribution and service (12b-1) fees paid by the Class M Shares for services rendered and expenses borne by FD which are primarily intended to result in the sale of Class M shares and/or the provision of certain other services incidental thereto. During the last fiscal year, FD did not retain any of the distribution and service (12b-1) fees paid by the Funds and directed that the Funds remit the distribution and service (12b-1) fees directly to certain third party intermediaries who rendered services to the Funds.

(b)	Other classes of the GMO Funds do not pay distribution (12b-1) fees or any other type of commission or compensation to FD.

Item 28. Location of Accounts and Records
     The accounts, books, and other documents required to be maintained by Section 31(a) and the rules thereunder will be maintained at the offices of the Registrant, 40 Rowes Wharf, Boston, MA 02110; the Registrant’s investment adviser, Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110; the Registrant’s distributor, Funds Distributor, LLC, 10 High Street, Boston, MA 02110; the Registrant’s custodian for certain of the Funds, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109; and the Registrant’s custodian for certain of the Funds and transfer agent, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.
Item 29. Management Services
     Not applicable.
Item 30. Undertakings
     None.
Notice
A copy of the Declaration of Trust, together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), each as amended, the Registrant, GMO Trust, has duly caused this Post-Effective Amendment No. 131 under the Securities Act and Post-Effective Amendment No. 165 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 31st day of December, 2008.

GMO Trust
By:	/s/ SCOTT E. ESTON
Scott E. Eston
Title:	President; Chief Executive Officer; Principal Executive Officer

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 131 to the GMO Trust’s Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ SCOTT E. ESTON	President; Chief Executive Officer;	December 31, 2008
Scott E. Eston	Principal Executive Officer

/s/ SHEPPARD N. BURNETT	Treasurer; Chief Financial Officer;	December 31, 2008
Sheppard N. Burnett	Principal Financial and Accounting
Officer

DONALD W. GLAZER*	Trustee	December 31, 2008
Donald W. Glazer

W. NICHOLAS THORNDIKE*	Trustee	December 31, 2008
W. Nicholas Thorndike

Trustee
Peter Tufano

*By:	/s/ JASON HARRISON
Jason Harrison
Attorney-in-Fact**

**	Pursuant to Powers of Attorney filed with the SEC as part of Post-Effective Amendment No. 127 to the Registration Statement under the 1933 Act and Post-Effective Amendment No. 156 to the Registration Statement under the 1940 Act on May 1, 2007.